                                                                    EXHIBIT 10.3


             -----------------------------------------------------


                              TERM LOAN AGREEMENT

                                  dated as of

                                August 28, 2001

                                    between

                               MICROGRAFX, INC.

                                IMAGE2WEB, INC.

                                      and

                               COREL CORPORATION

                              -------------------
                                  $2,500,000
                              -------------------


             -----------------------------------------------------

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
ARTICLE I
---------
SECTION 1.01.  Defined Terms.............................................................     1
----------------------------
SECTION 1.02.  Terms Generally...........................................................     8
------------------------------
SECTION 1.03.  Accounting Terms; GAAP....................................................     8
-------------------------------------
ARTICLE II
----------
SECTION 2.01.  The Commitment............................................................     8
-----------------------------
SECTION 2.02.  Funding of the Loan.......................................................     9
----------------------------------
SECTION 2.03.  Termination of the Commitment.............................................     9
--------------------------------------------
SECTION 2.04.  Repayment of the Loan; Evidence of Debt...................................     9
------------------------------------------------------
SECTION 2.05.  No Prepayment of the Loan.................................................     9
----------------------------------------
SECTION 2.06.  Interest..................................................................    10
-----------------------
SECTION 2.07.  Taxes.....................................................................    10
--------------------
SECTION 2.08.  Payments Generally........................................................    11
---------------------------------
ARTICLE III
-----------
SECTION 3.01.  The Guarantee.............................................................    11
----------------------------
SECTION 3.02.  Obligations Unconditional.................................................    12
----------------------------------------
SECTION 3.03.  Reinstatement.............................................................    12
----------------------------
SECTION 3.04.  Subrogation...............................................................    13
--------------------------
SECTION 3.05.  Remedies..................................................................    13
-----------------------
SECTION 3.06.  Instrument for the Payment of Money.......................................    13
--------------------------------------------------
SECTION 3.07.  Continuing Guarantee......................................................    13
-----------------------------------
SECTION 3.08.  General Limitation on Guarantee Obligations...............................    13
----------------------------------------------------------
ARTICLE IV
----------
SECTION 4.01.  Incorporation of Representations and Warranties from Merger Agreement.....    14
------------------------------------------------------------------------------------
SECTION 4.02.  Authorization; Enforceability.............................................    14
--------------------------------------------
SECTION 4.03.  Governmental Approvals; No Conflicts......................................    14
---------------------------------------------------
SECTION 4.04.  Investment and Holding Company Status.....................................    15
----------------------------------------------------
SECTION 4.05.  Disclosure................................................................    15
-------------------------
SECTION 4.06.  Use of Credit.............................................................    15
----------------------------
ARTICLE V
---------
ARTICLE VI
----------
SECTION 6.01.  Notices of Material Events................................................    17
-----------------------------------------
SECTION 6.02.  Use of Proceeds...........................................................    17
------------------------------
SECTION 6.03.  Incorporation by Reference................................................    17
-----------------------------------------
SECTION 6.04.  Certain Obligations Respecting Subsidiaries; Further Assurances...........    18
------------------------------------------------------------------------------
ARTICLE VII
-----------
SECTION 7.01.  Indebtedness..............................................................    19
---------------------------
SECTION 7.02.  Liens.....................................................................    19
--------------------
SECTION 7.03.  Fundamental Changes.......................................................    19
----------------------------------
SECTION 7.04.  Investments...............................................................    20
--------------------------

                                                                                          Page
                                                                                          ----
SECTION 7.05.  Transactions with Affiliates...........................................      20
-------------------------------------------
SECTION 7.06.  Restrictive Agreements.................................................      21
-------------------------------------
ARTICLE VIII
------------
ARTICLE IX
----------
SECTION 9.01.  Notices................................................................      23
----------------------
SECTION 9.02.  Waivers; Amendments....................................................      24
----------------------------------
SECTION 9.03.  Expenses; Indemnity; Damage Waiver.....................................      25
-------------------------------------------------
SECTION 9.04.  Successors and Assigns.................................................      26
-------------------------------------
SECTION 9.05.  Survival...............................................................      26
-----------------------
SECTION 9.06.  Counterparts; Integration; Effectiveness...............................      27
-------------------------------------------------------
SECTION 9.07.  Severability...........................................................      27
---------------------------
SECTION 9.08.  Right of Setoff........................................................      27
------------------------------
SECTION 9.09.  Governing Law; Jurisdiction; Etc.......................................      27
------------------------------------------------
SECTION 9.10.  WAIVER OF JURY TRIAL...................................................      28
-----------------------------------
SECTION 9.11.  Headings...............................................................      28
-----------------------
SECTION 9.12.  Confidentiality........................................................      29
------------------------------
SECTION 9.13.  Interest Rate Limitation...............................................      29
---------------------------------------

EXHIBIT A  -  Form of Security Agreement
EXHIBIT B  -  Form of Opinion of Counsel to the Obligors

          TERM LOAN AGREEMENT dated as of August 28, 2001, between MICROGRAFX, INC., IMAGE2WEB, INC., and COREL CORPORATION.

          The Borrower (as so defined) has requested that the Lender (as so defined) make a loan to it, under the guarantee of Image2Web (as so defined), in the principal amount of $2,500,000, to finance the operations of the Obligors (as so defined), to refinance certain existing indebtedness of the Obligors and to pay accrued trade payables. The Lender is prepared to make the loan upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         -------------
following terms have the meanings specified below:

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Applicable Rate" means 8% per annum.
           ---------------

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means Micrografx, Inc., a Texas corporation.
           --------

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York, New York and Toronto, Ontario are authorized or required by law to remain closed.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Change in Control" means (a) the acquisition of ownership, directly
           -----------------
or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than pursuant to the Merger Documents, of shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of

                              Term Loan Agreement
                              -------------------
directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by the Lender with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Commitment" means the commitment of the Lender to make the Loan
           ----------
hereunder on the Effective Date. The initial amount of the Commitment is $2,500,000.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Disclosing Party" shall have the meaning given in Section 9.12 of
           ----------------
this Agreement.

          "Dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Effective Date" means the date on which the conditions specified in
           --------------
Article V are satisfied (or waived in accordance with Section 9.02).

          "Equity Rights" means, with respect to any Person, any subscriptions,
           -------------
options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VIII.

          "Excluded Taxes" means, with respect to the Lender or any other
           --------------
recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income or capital by any Governmental Authority and (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located.

                              Term Loan Agreement
                              -------------------

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means, as of the
           ---------                            ---------
date of determination and without duplication, any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including
----------------
any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase
of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include (x) endorsements
            --------
for collection or deposit in the ordinary course of business or (y) indemnification agreements entered into in the ordinary course of business.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Image2Web" means Image2Web, Inc., a Delaware corporation and a wholly
           ---------
owned Subsidiary of the Borrower.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business that are not more than 90 days old or that are subject to a bona fide dispute), (f) all

                              Term Loan Agreement
                              -------------------

Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Interest Payment Date" means, with respect to the Loan, each
           ---------------------
Quarterly Date occurring after the date upon which the Merger Agreement is terminated in accordance with its terms.

          "Investment" means, for any Person:  (a) the acquisition (whether for
           ----------
cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any Guarantee of Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

          "Lender" means Corel Corporation.
           ------

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means, collectively, this Agreement, the promissory
           --------------
note described in Section 2.04(d) of this Agreement, and the Security Documents.

                              Term Loan Agreement
                              -------------------

          "Loan" means the loan made by the Lender to the Borrower pursuant to
           ----
this Agreement.

          "Margin Stock" means "margin stock" within the meaning of Regulations
           ------------
T, U and X of the Board.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform any of its obligations under this Agreement or any of the other Loan Documents to which it is a party or (c) the rights of or benefits available to the Lender under this Agreement or any of the other Loan Documents; provided that in no event shall the failure of the merger contemplated by the Merger Agreement to occur or the termination of the Merger Agreement according to its terms be deemed in itself to have a Material Adverse Effect.

          "Maturity Date" means January 31, 2002.
           -------------

          "Merger Agreement" means the Merger Agreement dated as of July 16,
           ----------------
2001 among the Borrower, the Lender and Calgary I Acquisition Corp., as amended from time to time.

          "Merger Documents" means, collectively, the Merger Agreement and the
           ----------------
other agreements, instruments and other documents entered into or made in connection with the transactions contemplated thereby (but not including the Loan Documents).

          "Obligor" means each of the Borrower and Image2Web.
           -------

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith by appropriate proceedings, for which adequate reserves have been set and the failure to pay which would not reasonably be expected to result in a Material Adverse Effect;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 90 days or are being contested in good faith by appropriate proceedings, for which adequate reserves have been set and the failure to pay which would not reasonably be expected to result in a Material Adverse Effect;

                              Term Loan Agreement
                              -------------------

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) cash deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (j) of Article VIII;

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and

          (g) Liens disclosed in the Merger Agreement (other than any such Lien to the extent encumbering the capital stock or assets of Image2Web);

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or from Moody's Investors Services, Inc;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000; and

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition.

                              Term Loan Agreement
                              -------------------

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Quarterly Dates" means the last Business Day of January, April, July
           ---------------
and October in each year, the first of which shall be the first such day after the date hereof.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.

          "Security Agreement" means a Security Agreement substantially in the
           ------------------
form of Exhibit A between the Borrower, Image2Web and the Lender, as the same shall be modified and supplemented and in effect from time to time.

          "Security Documents" means, collectively, the Security Agreement and
           ------------------
all Uniform Commercial Code financing statements and other similar instruments required by the Security Agreement to be filed with respect to the security interests in personal property and fixtures created pursuant to the Security Agreement.

          "Subsidiary" means, with respect to any Person (the "parent") at any
           ----------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

                              Term Loan Agreement
                              -------------------

          "Transactions" means the executIon, delivery and performance by each
           ------------
Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party, the borrowing of the Loan and the use of the proceeds thereof.

          SECTION 1.02.  Terms Generally.  The definitions of terms herein shall
                         ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.03.  Accounting Terms; GAAP.  Except as otherwise expressly
                         ----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Lender that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Lender notifies the Borrower that the Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                  ARTICLE II

                                  THE CREDITS

          SECTION 2.01.  The Commitment.  Subject to the terms and conditions
                         --------------
set forth herein, the Lender agrees to make the Loan to the Borrower on the Effective Date in a principal amount equal to the Commitment. Amounts prepaid or repaid in respect of the Loan may not be reborrowed.

                              Term Loan Agreement
                              -------------------

          SECTION 2.02.  Funding of the Loan.  The Lender will make the Loan
                         -------------------
available to the Borrower by crediting the amount of such Loan, in immediately available funds by 12:00 noon, New York City time, to an account of the Borrower designated by the Borrower to the Lender in writing not less than three Business Days prior to the Effective Date, or such shorter period as to which the Lender may agree.

          SECTION 2.03.  Termination of the Commitment.  Unless previously
                         -----------------------------
terminated, the Commitment shall terminate at 5:00 p.m., New York City time, on the Effective Date.

          SECTION 2.04.  Repayment of the Loan; Evidence of Debt.
                         ---------------------------------------

          (a)  Repayment.  The Borrower hereby unconditionally promises to pay
               ---------
to the Lender the outstanding principal amount of the Loan on the Maturity Date.

          (b)  Maintenance of Records by the Lender.  The Lender shall maintain
               ------------------------------------
in accordance with commercially reasonable practice records evidencing the indebtedness of the Borrower to the Lender resulting from the Loan in which it shall record (i) the amount of the Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower hereunder and (iii) the amount of any sum received by the Lender hereunder.

          (c)  Effect of Entries.  The entries made in the records maintained
               -----------------
pursuant to paragraph (b) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of the Lender to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loan in accordance with the terms of this Agreement.

          (d)  Promissory Note.  The Lender may request that the Loan be
               ---------------
evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to the Lender a promissory note payable to the Lender and in a form approved by the Lender and which does not adversely alter the Borrower's obligations under the Loan.

          SECTION 2.05.  No Prepayment of the Loan.
                         -------------------------

          The Borrower shall have no right to prepay the Loan in whole or in part./1/


          SECTION 2.06.  Interest.
                         --------
          (a)  The Loan.  The Loan shall bear interest at a rate per annum equal
               --------
to the Applicable Rate.

_________________

/1/    Corel may consider permitting prepayment after Option Expiration Time if
Option is unexercised.


                              Term Loan Agreement
                             -------------------

          (b)  Default Interest.  Notwithstanding the foregoing, if any
               ----------------
principal of or interest on the Loan or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the rate applicable to the Loan
                                          ----
as provided in paragraph (a) of this Section.

          (c)  Payment of Interest.  Accrued interest on the Loan shall be
               -------------------
payable in arrears on each Interest Payment Date; provided that (i) interest
                                                  --------
accrued pursuant to paragraph (b) of this Section shall be payable on demand, and (ii) accrued interest on the principal amount repaid shall be payable on the date of such repayment.

          (d)  Computation.  All interest hereunder shall be computed on the
               -----------
basis of a year of 365 days (or 366 days in a leap year), shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.07.  Taxes.
                         -----

          (a)  Payments Free of Taxes.  Any and all payments by or on account of
               ----------------------
any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any
             --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b)  Payment of Other Taxes by the Borrower.  In addition, the
               --------------------------------------
Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.


          (c)  Indemnification by the Borrower.  The Borrower shall indemnify
               -------------------------------
the Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by the Lender shall be conclusive absent manifest error.

          (d)  Evidence of Payments.  As soon as practicable after any payment
               --------------------
of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Lender the original or a certified copy of a receipt issued by such

                              Term Loan Agreement
                              -------------------

Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

          SECTION 2.08.  Payments Generally.
                         ------------------

          (a)  Payments by the Obligors.  Each Obligor shall make each payment
               ------------------------
required to be made by it hereunder (whether of principal, interest or other amounts, or under Section 2.07, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 12:00 noon, New York, New York time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Lender by delivery of payment to its duly authorized agent, Royal Bank of Canada, at its offices located at 1 Liberty Plaza, New York, New York, 10061, For the Account of Corel Corporation, Transit No. 00006, except as otherwise expressly provided in the relevant Loan Document, and receipt of the payment by Royal Bank of Canada shall be deemed to be receipt of the payment by the Lender. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein) shall be made in Dollars.

          (b)  Application of Insufficient Payments.  If at any time
               ------------------------------------
insufficient funds are received by and available to the Lender to pay fully all amounts of principal, interest and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest and such other amounts then due hereunder, and (ii) second, to pay principal then due hereunder.

                                  ARTICLE III


                                   GUARANTEE
                                   ---------


          SECTION 3.01.  The Guarantee.  Image2Web hereby guarantees to the
                         -------------
Lender and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loan made by the Lender to the Borrower and all other amounts from time to time owing to the Lender by the Borrower under this Agreement strictly in accordance with the terms hereof (such obligations being herein collectively called the "Guaranteed Obligations"). Image2Web hereby
                                ----------------------
further agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, Image2Web will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                              Term Loan Agreement
                              -------------------

         SECTION 3.02.  Obligations Unconditional.  The obligations of
                        -------------------------
Image2Web under Section 3.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of Image2Web hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of Image2Web hereunder, which shall remain absolute and unconditional as described above:

            (i) at any time or from time to time, without notice to Image2Web, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

            (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

            (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

            (iv) any lien or security interest granted to, or in favor of, the Lender as security for any of the Guaranteed Obligations shall fail to be perfected.

Image2Web hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

          SECTION 3.03.  Reinstatement.  The obligations of Image2Web under this
                         -------------
Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Image2Web agrees that they will indemnify the Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment

                              Term Loan Agreement
                              -------------------
constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          SECTION 3.04.  Subrogation.  Image2Web hereby agrees that until the
                         -----------
payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitment under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

          SECTION 3.05.  Remedies.  Image2Web agrees that, as between Image2Web
                         --------
and the Lender, the obligations of the Borrower under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by Image2Web for purposes of Section 3.01.

          SECTION 3.06.  Instrument for the Payment of Money.  Image2Web hereby
                         -----------------------------------
acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that the Lender, at its sole option, in the event of a dispute by Image2Web in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR
Section 3213.

          SECTION 3.07.  Continuing Guarantee.  The guarantee in this Article is
                         --------------------
a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

          SECTION 3.08.  General Limitation on Guarantee Obligations.  In any
                         -------------------------------------------
action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Image2Web under Section 3.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by Image2Web, the Lender or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                              Term Loan Agreement
                              -------------------

                                  ARTICLE IV


                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Borrower represents and warrants to the Lender that:


          SECTION 4.01.  Incorporation of Representations and Warranties from
                         ----------------------------------------------------
Merger Agreement.  The representations and warranties of the Borrower set forth
----------------
in the Merger Agreement (and the Micrografx Disclosure Letter (as defined in the Merger Agreement)) are incorporated herein in their entirety by this reference as if set forth herein in full, mutatis mutandis.
                                ------- --------

          SECTION 4.02.  Authorization; Enforceability.  The Transactions are
                         -----------------------------
within each Obligor's corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          SECTION 4.03.  Governmental Approvals; No Conflicts.  The Transactions
                         ------------------------------------
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents,
(b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person which would reasonably be expected to have a Material Adverse Effect, and (d) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

          SECTION 4.04.  Investment and Holding Company Status.  Neither the
                         -------------------------------------
Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 4.05.  Disclosure.  The Borrower has disclosed to the Lender
                         ----------
all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries

                              Term Loan Agreement
                              -------------------
is subject, and all other matters known to it, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Obligors to the Lender in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information furnished under the Merger Agreement or otherwise) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial
                      --------
information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 4.06.  Use of Credit.  Neither the Borrower nor any of its
                         -------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loan hereunder will be used to buy or carry any Margin Stock.

                                   ARTICLE V

                                  CONDITIONS
                                  ----------

          The obligations of the Lender to make the Loan hereunder shall not become effective until the date on which the Lender shall have received each of the following documents, each of which shall be satisfactory to the Lender in form and substance (or such condition shall have been waived in accordance with Section 9.02):

          (a)  Executed Counterparts.  From each Obligor, a counterpart of this
               ---------------------
Agreement signed on behalf of such party.

          (b)  Opinion of Counsel to the Obligors.  A favorable written opinion
               ----------------------------------
(addressed to the Lender and dated the Effective Date) of Locke Liddell & Sapp LLP, counsel for the Obligors, substantially in the form of Exhibit B, and covering such other matters relating to the Borrower, this Agreement or the Transactions as the Lender shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lender).

          (c)  Corporate Documents.  Such documents and certificates as the
               -------------------
Lender or its counsel may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the Transactions and any other legal matters relating to the Obligors, this Agreement or the Transactions, all in form and substance satisfactory to the Lender and its counsel.

          (d)  Officer's Certificate.  A certificate, dated the Effective Date
               ---------------------
and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in the lettered clauses of the sentence immediately following clause (g) of this Article.

                              Term Loan Agreement
                              -------------------

          (e)  Security Agreement.  The Security Agreement, duly executed and
               ------------------
delivered by the Borrower and Image2Web and the certificates identified under the name of the Borrower and Image2Web in Annex 3 thereto, in each case accompanied by undated stock powers executed in blank. In addition, the Borrower and Image2Web shall have taken such other action (including delivering to the Lender, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Lender shall have requested in order to perfect the security interests created pursuant to the Security Agreement.

          (f)  Repayment of Certain Indebtedness.  Evidence reasonably
               ---------------------------------
satisfactory to the Lender that a portion of the Loan proceeds will be used to repay the Indebtedness and other obligations of the Borrower and its Subsidiaries under the Financing Agreement dated as of March 31, 2000 between the Borrower and Silicon Valley Bank and to entitle the Borrower to a release of any security interests granted to Silicon Valley Bank in connection therewith.

          (g)  Other Documents.  Such other documents as the Lender or special
               ---------------
counsel to the Lender may reasonably request.

          The obligation of the Lender to make the Loan is additionally subject to the satisfaction of the following conditions:

          (A) the representations and warranties of the Borrower set forth in or incorporated by reference into this Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, shall be true and correct on and as of the date made and, with respect to any representations and warranties set forth in this Agreement or in any other Loan Document, on and as of the date of the Loan; and

          (B) at the time of and immediately after giving effect to the Loan, no Default shall have occurred and be continuing.

          The Lender shall notify the Borrower of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lender to make Loan hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) on or prior to 3:00 p.m., Ottawa, Ontario time, on August 31, 2001 (and, in the event such conditions are not so satisfied or waived, the Commitment shall terminate at such time).

                              Term Loan Agreement
                             -------------------

                                  ARTICLE VI


                             AFFIRMATIVE COVENANTS
                             ---------------------

          Until the Commitment has expired or been terminated and the principal of and interest on the Loan and all other amounts payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lender that:

          SECTION 6.01.  Notices of Material Events. The Borrower will furnish
                         --------------------------
to the Lender prompt written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Affiliates that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

          (c) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 6.02.  Use of Proceeds. The proceeds of the Loan will be used
                         ---------------
only for the purposes set forth in the preamble to this Agreement. No part of the proceeds of the Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

          SECTION 6.03.  Incorporation by Reference.
                         --------------------------

          (a) The Borrower agrees, for the benefit of the Lender hereunder, to perform, comply with and be bound by each of its covenants, agreements and obligations contained in Articles V and VI of the Merger Agreement, as modified (including by reason of the granting of a waiver or the giving of a consent by the Lender in its capacity as a party to the Merger Agreement) and supplemented and in effect from time to time, or as last in effect in the event the Merger Agreement shall be terminated. Without limiting the generality of the foregoing, the above-mentioned provisions of the Merger Agreement, together with related definitions and ancillary provisions and schedules and exhibits, are hereby incorporated herein by reference, as if set forth herein in full, mutatis
                                                                         -------
mutandis.
--------

                              Term Loan Agreement
                              -------------------

          (b) Notwithstanding anything to the contrary contained in the Loan Documents, if Borrower or any of its Subsidiaries should breach any of the covenants, agreements, obligations, warranties or representations which are made by it in the Merger Agreement and incorporated into the Loan Documents, such breach shall entitle Lender only to exercise its rights as the lender under the Loan Documents and shall not entitle it, in its capacity as the lender under the Loan Documents, to seek any damages or other relief under the Merger Agreement, it being agreed and understood that the remedies for those infractions are governed exclusively by the terms of the Merger Agreement.

          SECTION 6.04.  Certain Obligations Respecting Subsidiaries; Further
                         ----------------------------------------------------
Assurances.
----------

          (a)  Ownership of Image2Web. The Borrower will take such action from
               ----------------------
time to time as shall be necessary to ensure that Image2Web is a wholly owned Subsidiary (subject only to the Lien of the Security Agreement). In the event that any additional shares of stock shall be issued by Image2Web, the Borrower agrees forthwith to deliver to the Lender pursuant to the Security Agreement the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and to take such other action as the Lender shall request to perfect the security interest created therein pursuant to the Security Agreement.

          (b)  Further Assurances. The Borrower will, and will cause each of
               ------------------
its Subsidiaries to, take such action from time to time as shall reasonably be requested by the Lender to effectuate the purposes and objectives of this Agreement.

          Without limiting the generality of the foregoing, the Borrower will, and will cause Image2Web to, take such action from time to time (including filing appropriate Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall be reasonably requested by the Lender to create, in favor of the Lender for the benefit of the Lender, perfected security interests and Liens in substantially all of the property of the Borrower and Image2Web as collateral security for its obligations hereunder; provided that any such security interest
                                        --------
or Lien shall be subject to the relevant requirements of the Security Documents.


                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

          Until the Commitment has expired or terminated and the principal of and interest on the Loan and all other amounts payable hereunder have been paid in full, the Borrower covenants and agrees with the Lender that:

          SECTION 7.01.  Indebtedness. The Borrower will not, nor will it permit
                         ------------
any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

                              Term Loan Agreement
                              -------------------

          (a)  Indebtedness created hereunder and under the other Loan
Documents;

          (b) Indebtedness under the Borrower's 7% subordinated convertible debentures due March 31, 2002;

          (c) Indebtedness of the Borrower to Image2Web and of Image2Web to the Borrower;

          (d) Indebtedness of the Borrower or any Subsidiary as an account party in respect of trade letters of credit; and

          (e)  Capital Lease Obligations disclosed in the Merger Agreement.


          SECTION 7.02.  Liens. The Borrower will not, nor will it permit any of
                         -----
its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a)  Liens created pursuant to the Security Documents;

          (b)  Permitted Encumbrances; and

(c) any Lien on any property or asset of the Borrower or any of its Subsidiaries existing on the date hereof securing the Indebtedness described in
Section 7.01(b);

          SECTION 7.03.  Fundamental Changes. The Borrower will not, nor will it
                         -------------------
permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution, sell, lease, transfer or otherwise dispose of any or all of its property upon liquidation or otherwise).

          Notwithstanding the foregoing provisions of this Section:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower or Image2Web; provided that the Borrower or Image2Web shall
                                   --------
be the continuing or surviving corporation;

          (b) any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its property (upon voluntary liquidation or otherwise) to the Borrower or Image2Web for consideration that is not greater than the fair market value of such property;

          (c) the Borrower, Image2Web or any other Subsidiary may dispose of assets constituting inventory; provided that such disposition is for value, on
                               --------
an arms-length basis  and in the ordinary course of such Person's business; and

                              Term Loan Agreement
                              -------------------

          (d) the capital stock of any Subsidiary of the Borrower may be sold, transferred or otherwise disposed of to the Borrower or Image2Web for consideration that is not greater than the fair market value of such property.

          SECTION 7.04.  Investments. The Borrower will not, nor will it permit
                         -----------
any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

          (a) Investments outstanding on the date hereof and identified in the Micrografx Disclosure Letter or the Merger Agreement;

          (b)  operating deposit accounts with banks;

          (c)  Permitted Investments;

          (d) Investments by the Borrower and its Subsidiaries in the Borrower and Image2Web;

          (e) Hedging Agreements entered into in the ordinary course of the Borrower's financial planning and not for speculative purposes; and

          (f) Investments consisting of security deposits with utilities and other like Persons made in the ordinary course of business.

          SECTION 7.05.  Transactions with Affiliates. The Borrower will not,
                         ----------------------------
nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are permitted by Section 7.03 or (b) transactions in the ordinary course of business and on terms and conditions no less favorable to the Borrower than terms that could be obtained in a comparable arm's-length transaction.

          SECTION 7.06.  Restrictive Agreements. The Borrower will not, and will
                         ----------------------
not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law, by the Merger Documents or by this Agreement; and (ii) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

                              Term Loan Agreement
                              -------------------

                                 ARTICLE VIII

                               EVENTS OF DEFAULT
                               -----------------


       If any of the following events ("Events of Default") shall occur:
                                        -----------------

       (a) the Borrower shall fail to pay any principal of or interest on the Loan or any other amount payable under this Agreement or under any other Loan Document when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for accelerated repayment thereof or otherwise and such failure shall continue until the earlier of (i) 60 days after termination of the Merger Agreement or (ii) February 28, 2002;

       (b) any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect when made or deemed made;

       (c) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02 or 6.04 or in Article VII of this Agreement, or in Article V or VI of the Merger Agreement (as incorporated by reference herein pursuant to Section 6.03) or the Borrower or Image2Web shall default in the performance of any of its respective obligations contained in
Section 4(b) or 5.02 of the Security Agreement;

       (d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in any of the Loan Documents or Merger Documents (other than those specified in clause (a) or (c) of this Article) and such failure shall continue unremedied and unwaived for a period of 30 or more days after notice thereof from the Lender to the Borrower;

       (e) the Borrower shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of the Indebtedness described in
Section 7.01(b), when and as the same shall become due and payable subject to applicable grace periods;

       (f) any event or condition occurs that results in the Indebtedness described in Section 7.01(b) becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Indebtedness or any trustee or agent on its or their behalf to cause such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

       (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or

                              Term Loan Agreement
                              -------------------
any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;

       (h) the Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

       (i) the Borrower or any of its Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

       (j) one or more judgments for the payment of money in an aggregate amount in excess of $350,000 shall be rendered against the Borrower or any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Subsidiaries to enforce any such judgment;

       (k) an event shall have occurred that, in the reasonable opinion of the Lender, when taken together with all other events that have occurred, would reasonably be expected to result in a Material Adverse Effect;

       (l) a Change in Control shall occur or any of the Merger Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any party thereto; or

       (m) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Lender, free and clear of all other Liens (other than Liens permitted under Section 7.02 or under the respective Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor;

                              Term Loan Agreement
                              -------------------
then, and in every such event (other than an event with respect to the Borrower or any of its Subsidiaries described in clause (g) or (h) of this Article), and at any time thereafter during the continuance of such event, the Lender may, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitment, and thereupon the Commitment shall terminate immediately, and (ii) declare the principal of the Loan then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loan so declared to be due and payable, together with accrued interest thereon and all other obligations of the Obligors accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; and in case of any event with respect to any Obligor described in clause (g) or (h) of this Article, the Commitment shall automatically terminate and the principal of the Loan then outstanding, together with accrued interest thereon and all other obligations of the Obligors accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

          SECTION 9.01.  Notices.  Except in the case of notices and other
                         -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower or Image2Web, to it at 8144 Walnut Hill Lane, Suite 1050, Dallas, Texas 75231, Attention of Chief Financial Officer (Telecopy No. 469-232-1197; Telephone No. 469-232-1000) and

          (b) if to the Lender, to Corel Corporation, 1600 Carling Avenue, Ottawa, Ontario K1Z 8R7, Attention of Chief Financial Officer (Telecopy No. 613-761-7872; Telephone No. 613-728-2000).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02.  Waivers; Amendments.
                         -------------------

          (a)  No Deemed Waivers; Remedies Cumulative.  No failure or delay by
               --------------------------------------
the Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of

                              Term Loan Agreement
                              -------------------
steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of the Loan shall not be construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time.

          (b)  Amendments.  Neither this Agreement nor any provision hereof may
               ----------
be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender.

          SECTION 9.03.  Expenses; Indemnity; Damage Waiver.
                         ----------------------------------

          (a)  Costs and Expenses.  The Borrower shall pay (i) all out-of-pocket
               ------------------
expenses incurred by the Lender, including the fees, charges and disbursements of any counsel for the Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loan made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof and (ii) and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

          (b)  Indemnification by the Borrower.  The Borrower shall indemnify
               -------------------------------
the Lender and each Related Party of the Lender (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all
    ----------
losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby (excluding any transaction contemplated by any provision of the Merger Agreement other than Section 6.17 thereof or by any other provision of any other Merger Document), (ii) the Loan or the use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be
               --------
available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the fraud, gross negligence, willful misconduct or bad faith of such Indemnitee.

                              Term Loan Agreement
                              -------------------

          (c)  Waiver of Consequential Damages, Etc.  To the extent permitted by
               -------------------------------------
applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, the Loan or the use of the proceeds thereof.

          (d)  Payments.  All amounts due under this Section shall be payable
               --------
promptly after written demand therefor.

          SECTION 9.04.  Successors and Assigns.
                         ----------------------

          (a)  Assignments Generally. The provisions of this Agreement shall be
               ---------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower, Image2Web nor the Lender may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the other parties hereto (and any attempted assignment or transfer by the Borrower, Image2Web or the Lender without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b)  Assignment by the Lender.  Notwithstanding Section 9.04(a), the
               ------------------------
Lender may assign the Commitment or the Loan to a Subsidiary without the consent of the Borrower and may assign the Loan to any other Person with the consent of the Borrower (not to be unreasonably withheld); provided that any consent of the
                                                --------
Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Upon execution and delivery by the assignee to the Borrower of an instrument in writing pursuant to which such assignee agrees to become the "Lender" hereunder, and upon consent thereto by the Borrower to the extent required above, the assignee shall have (unless provided in such assignment with the consent of the Borrower) the obligations, rights and benefits of the Lender hereunder in respect of the Loan theretofore held by the Lender.

          (c)  Certain Pledges.  The Lender may at any time pledge or assign a
               ---------------
security interest in all or any portion of its rights under this Agreement to secure obligations of the Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment (as opposed to enforcement) of a security interest; provided that no
                                                               --------
such pledge or assignment of a security interest shall release the Lender from any of its obligations hereunder or substitute any such assignee for the Lender as a party hereto.


          SECTION 9.05.  Survival.  All covenants, agreements, representations
                         --------
and warranties made or deemed made by the Borrower herein (other than those incorporated by

                              Term Loan Agreement
                              -------------------
reference to the Merger Agreement pursuant to Section 4.01 hereof, which, solely for the purpose of this Agreement, shall not survive the termination of the Merger Agreement) and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of the Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that such other party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Loan or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitment has not expired or terminated. The provisions of Sections 2.07, 3.03, 9.03 and 9.12 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitment or the termination of this Agreement or any provision hereof.

          SECTION 9.06.  Counterparts; Integration; Effectiveness.  This
                         ----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article V, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof which, when taken together, bear the signatures of each Obligor, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 9.07.  Severability.  Any provision of this Agreement held to
                         ------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff.  If an Event of Default shall have
                         ---------------
occurred and be continuing, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of any Obligor against any of and all the obligations of any Obligor now or hereafter existing under this Agreement held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

                              Term Loan Agreement
                              -------------------

          SECTION 9.09.  Governing Law; Jurisdiction; Etc.
                         ---------------------------------

          (a)  Governing Law.  This Agreement shall be construed in accordance
               -------------
with and governed by the law of the State of New York.

          (b)  Submission to Jurisdiction.  Each Obligor hereby irrevocably and
               --------------------------
unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

          (c)  Waiver of Venue.  Each Obligor hereby irrevocably and
               ---------------
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d)  Service of Process.  Each party to this Agreement irrevocably
               ------------------
consents to service of process in the manner provided for notices in Section
9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                              Term Loan Agreement
                              -------------------

          SECTION 9.11.  Headings.  Article and Section headings and the Table
                         --------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.


          SECTION 9.12.  Confidentiality.  Each party to this Agreement (the
                         ---------------
"Receiving Party") agrees to maintain the confidentiality of the Information (as defined below) of each other party (the "Disclosing Party"), except that Information may be disclosed (a) to the Receiving Party and the Receiving Party' s Affiliates' respective directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this paragraph, to any assignee of or any prospective assignee of any of its rights or obligations under this Agreement, (g) with the consent of the Disclosing Party or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this paragraph or (ii) becomes available to the Receiving Party on a nonconfidential basis from a source other than the Disclosing Party. For the purposes of this paragraph, "Information"
                                                                 -----------
means all information received from the Disclosing Party relating to such Disclosing Party or its business. The parties to this Agreement acknowledge that this Agreement and the terms of the Loan will likely need to be publicly disclosed in accordance with applicable law. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.


          SECTION 9.13.  Interest Rate Limitation.
                         ------------------------

          (a) It is the intention of the parties hereto that the Loan made hereunder shall conform strictly to applicable usury laws. Accordingly, none of the terms and provisions contained in this Agreement or any of the other Loan Documents shall ever be construed to create a contract to pay interest to the Lender for the use, forbearance or detention of money at a rate in excess of the highest lawful rate applicable (the "Maximum Lawful Rate"); for purposes of this
                                     -------------------
Section, "interest" shall include the aggregate of all charges or other consideration which constitute interest under applicable laws (whether or not denominated as interest) and are contracted for, taken, reserved, charged or received under any of this Agreement or the other Loan Documents or otherwise in connection with the transactions contemplated by this Agreement and the other Loan Documents. If as a result of prepayment, acceleration of maturity or otherwise, the effective rate of interest which would otherwise be payable to the Lender under this Agreement or any other Loan Document would exceed the Maximum Lawful Rate for the

                              Term Loan Agreement
                              -------------------
period during which the principal amount of the Loan was outstanding, or if the Lender shall receive moneys or other consideration that are deemed to constitute interest that would increase the effective rate of interest payable by the Borrower to the Lender under this Agreement or any other Loan Document to a rate in excess of the Maximum Lawful Rate for the period during which the principal amount of the Loan was outstanding, then (i) the amount of interest that would otherwise be payable by the Borrower to the Lender under this Agreement and the other Loan Documents shall be reduced to the Maximum Lawful Rate, and (ii) any interest paid by the Borrower to the Lender in excess of the Maximum Lawful Rate shall be credited by the Lender as an optional prepayment of the Loan and, thereafter, shall be returned to the Borrower. All calculations of the rate or amount of interest contracted for, taken, reserved, charged or received by the Lender under any of this Agreement and the other Loan Documents that are made for the purpose of determining whether such rate or amount exceeds the Maximum Lawful Rate shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading during the full stated term of all of the Loan owed to the Lender.

       (b) If at any time and from time to time (i) the amount of interest payable to the Lender on any date would otherwise exceed the Maximum Lawful Rate, the amount of interest payable to the Lender shall be limited to the Maximum Lawful Rate pursuant to paragraph (a) of this Section and (ii) in respect of any subsequent interest computation period, the amount of interest otherwise payable to the Lender would be less than the amount of interest payable to the Lender computed at the Maximum Lawful Rate, then the amount of interest payable in respect of such subsequent computation period shall be computed at the Maximum Lawful Rate until the earlier to occur of (x) the date upon which the total amount of interest payable to the Lender shall equal the total amount of interest that would have been payable to the Lender if the total amount of interest had been computed without giving effect to paragraph (a) of this Section, or (y) payment in full of all Loans.

       (c) Without limiting the application of Section 9.09, insofar as the provisions of Article 5069-1.04, Title 79 of the Revised Civil Statutes of Texas, 1925, as amended, are deemed applicable to the determination of the Maximum Lawful Rate with respect to any of the Loans, the indicated rate ceiling computed from time to time pursuant to Section (a) of such Article shall apply to such Loans; provided that to the extent permitted by such Article, the Lender
               --------
may from time to time by notice to the Borrower revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of the Loans and all other obligations hereunder.


       (d)  Without limiting the application of Section 9.09, pursuant to
Article 5069-15.10(b), Title 79, Revised Civil Statutes of Texas, 1925, as amended, the provisions of Chapter 15, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended, shall not apply to this Agreement, the other Loan Documents or the transactions contemplated hereby.

                              Term Loan Agreement
                              -------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Term Loan Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                   OBLIGORS
                                   --------

                                   MICROGRAFX, INC.


                                   By:   /s/ Greg DeWitt
                                      -------------------------------
                                     Name: Greg DeWitt
                                     Title: CFO


                                   IMAGE2WEB, INC.


                                   By:   /s/ Greg DeWitt
                                      -------------------------------
                                     Name: Greg DeWitt
                                     Title: Vice President


                              Term Loan Agreement
                              -------------------

                                    LENDER
                                    ------

                               COREL CORPORATION

                               By:   /s/ Steve Houck
                                  --------------------------------------------
                                 Name: Steve Houck
                                 Title: EVP - Sales


                               By:   /s/ John Blaine
                                  --------------------------------------------
                                 Name: John Blaine
                                 Title: Executive VP Finance, CFO & Treasurer


                              Term Loan Agreement
                              -------------------

                                            Exhibit A to the Term Loan Agreement

                              SECURITY AGREEMENT


          SECURITY AGREEMENT dated as of August 28, 2001 between MICROGRAFX, INC., a corporation organized and existing under the laws of Texas (the "Borrower"); IMAGE2WEB, INC., a corporation organized and existing under the
---------
laws of Delaware ("Image2Web" and, together with the Borrower, the "Grantors");
                                                                    --------
and COREL CORPORATION, as Lender under the Loan Agreement referred to below (together with its successors in such capacity, the "Lender").
                                                     ------

          The Borrower, Image2Web and the Lender are parties to a Term Loan Agreement dated as of August 28, 2001 (as modified and supplemented and in effect from time to time, the "Loan Agreement"), providing, subject to the terms
                               --------------
and conditions thereof, for the making of a loan to the Borrower in the principal amount of $2,500,000.

          To induce the Lender to enter into the Loan Agreement and to make the loan thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor has agreed to grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:

          Section 1.  Definitions.
                      -----------

          (a) Terms defined in the Loan Agreement are used herein as defined therein.

          (b) The terms "Accounts", "Chattel Paper", "Deposit Account", "Document", "Electronic Chattel Paper", "Equipment", "Fixture", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Payment Intangible", "Proceeds" and "Software" have the respective meanings ascribed thereto in Article 9 of the UCC.

          (c) In addition, as used herein:

          "Borrower Collateral" has the meaning assigned to such term in Section
           -------------------
3(b).

          "Collateral" has the meaning assigned to such term in Section 3(b).
           ----------

          "Collateral Account" has the meaning assigned to such term in Section
           ------------------
4.

          "Copyright Collateral" means all Copyrights, whether now owned or
           --------------------
hereafter acquired by Image2Web, including each Copyright identified in Annex 4.

          "Copyrights" means all copyrights, copyright registrations and
           ----------
applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "Intellectual Property" means, collectively, all Copyright Collateral,
           ---------------------
all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to Image2Web with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 7; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by Image2Web; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by Image2Web in respect of any of the items listed above.

          "Image2Web Collateral" has the meaning assigned to such term in
           --------------------
Section 3(a).

          "Motor Vehicles" means motor vehicles, tractors, trailers and other
           --------------
like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "Patent Collateral" means all Patents, whether now owned or hereafter
           -----------------
acquired by Image2Web, including each Patent identified in Annex 5.

          "Patents" means all patents and patent applications, including,
           -------
without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

          "Pledged Stock" has the meaning assigned to such term in Section
           -------------
3(b)(i).

          "Secured Obligations" means, collectively, (a) in the case of the
           -------------------
Borrower, the principal of and interest on the Loans and all other amounts whatsoever now or hereafter from time to time owing by the Borrower to the Lender under the Loan Documents, (b) in the case of Image2Web, all present and future obligations of Image2Web under the Loan Agreement and the other Loan Documents (including, without limitation, in respect of its Guarantee under Article III of the Loan Agreement), and (c) all present and future obligations of the Grantors to the Lender hereunder.

          "Stock Collateral" has the meaning assigned to such term in Section
           ----------------
3(b)(ii).

          "Trademark Collateral" means all Trademarks, whether now owned or
           --------------------
hereafter acquired by Image2Web, including each Trademark identified in Annex 6. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

          "Trademarks" means all trade names, trademarks and service marks,
           ----------
logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

          "UCC" means the Uniform Commercial Code as in effect from time to time
           ---
in the State of New York.

          Section 2.  Representations and Warranties.  Each Grantor represents
                      ------------------------------
and warrants to the Lender that:

          (a)   Title and Priority.  Such Grantor is the sole beneficial owner
                ------------------
     of the Collateral in which it purports to grant a security interest pursuant to Section 3, and no Lien exists upon such Collateral, except for Liens permitted under Section 7.02 of the Loan Agreement and except for the security interest in favor of the Lender created pursuant hereto. The security interest created pursuant hereto constitutes a valid and perfected security interest in the Collateral in which such Grantor purports to grant a security interest pursuant to Section 3, subject to no equal or prior Lien except as expressly permitted by said Section 7.02 of the Loan Agreement.

          (b)   Names, Etc.  (i) The full and correct legal name, type of
                -----------
     organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Grantor as of the date hereof are correctly set forth in Annex 1.

          (ii) Annex 1 correctly specifies (i) the place of business of each Grantor or, if such Grantor has more than one place of business, the location of the chief executive office of such Grantor, and (ii) each location where Goods of each Grantor are located (other than Motor Vehicles constituting Equipment and Goods in transit).

          (c)    Changes in Circumstances.  Such Grantor has not (i) within the
                 ------------------------
     period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the UCC), (ii) except as specified in Annex 1, heretofore changed its name, or (iii) except as specified in Annex 2, heretofore become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.

          (d)    Pledged Stock.  The Pledged Stock in Annex 3 is, and all other
                 -------------
     Pledged Stock in which the Borrower shall hereafter grant a security interest pursuant to Section 3 will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of Image2Web, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Loan Agreement). The Pledged Stock constitutes all of the issued and outstanding shares of capital stock of any class of Image2Web beneficially owned by the Borrower on the date hereof (whether or not registered in the name of the Borrower) and Annex 3 correctly identifies, as at the date hereof, the respective class and par value of the shares constituting such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

          (e)    Intellectual Property.  Annexes 4, 5, and 6, respectively, set
                 ---------------------
     forth a complete and correct list of all Copyrights, Patents and Trademarks owned by Image2Web on the date hereof; except pursuant to licenses and other user agreements entered into by Image2Web in the ordinary course of business that are listed in Annex 7, Image2Web owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in Annexes 4, 5, and 6, and all registrations listed in Annexes 4, 5, and 6, are valid and in full force and effect; and except as may be set forth in Annex 7, Image2Web owns and possesses the right to use all Copyrights, Patents and Trademarks.

          Annex 7 sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.

          To the Grantor's knowledge, (i) except as set forth in Annex 7, there is no violation by others of any right of Image2Web with respect to any Copyright, Patent or Trademark listed in Annexes 4, 5, and 6, respectively, under the name of such Grantor and (ii) Image2Web is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against Image2Web or, to the Grantor's knowledge, threatened, and no claim against Image2Web has been received by Image2Web, alleging any such violation, except as may be set forth in Annex 7.

          Image2Web does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

          (f)   Fair Labor Standards Act.  Any Goods now or hereafter produced
                ------------------------
     by Image2Web or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

          Section 3.  Collateral.
                      ----------
     (a)  Collateral of Image2Web.  As collateral security for the prompt
          ------------------------
payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, Image2Web hereby grants to the Lender, for the benefit of the Lender as hereinafter provided, a security interest in all of Image2Web's right, title and interest in, to and under the following property, assets and revenues, whether now owned by Image2Web or hereafter acquired and whether now existing or hereafter coming into existence (all of the property, assets and revenues described in this Section 3(a) being collectively referred to herein as the "Image2Web Collateral"):
     --------------------

          (i)    all Accounts;

          (ii)   all Deposit Accounts;

          (iii)  all Instruments;

          (iv)   all Documents;

          (v)    all Chattel Paper (whether tangible or electronic);

          (vi)   all Inventory;

          (vii)  all Equipment;

          (viii) all Fixtures;

          (ix)   all Goods not covered by the preceding clauses of this Section
     3;

          (x)    all Letter-of-Credit Rights;

          (xi)    all Investment Property not covered by clause (k) of this
     Section 3;

          (xii)   all Intellectual Property;

          (xiii) all Payment Intangibles, Software and all other General Intangibles whatsoever not covered by the preceding clauses of this Section 3;

          (xiv) all commercial tort claims, as defined in Section 9-102(a)(13) of the UCC;

          (xv) all other tangible and intangible personal property whatsoever of such Grantor; and

          (xvi) all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor).

     (b) Collateral of the Borrower.  As collateral security for the prompt
         ---------------------------
payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, the Borrower hereby grants to the Lender, for the benefit of the Lender as hereinafter provided, a security interest in all of the Borrower's right, title and interest in, to and under the following property, assets and revenues, whether now owned by the Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all of the property, assets and revenues described in this Section 3(b) being collectively referred to herein as the "Borrower Collateral" and, together with the Image2Web
                  -------------------
Collateral, the "Collateral"):
                 ----------

          (i) the shares of capital stock of Image2Web identified in Annex 3 and all other shares of capital stock of whatever class of Image2Web, now or hereafter owned by the Borrower, and all certificates evidencing the same (collectively, the "Pledged Stock"), together with, in each case:
                              -------------

               (A) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock, and

               (B) without affecting the obligations of the Borrower under any provision prohibiting such action hereunder or under the Loan Agreement, in the event of any consolidation or merger in which Image2Web is not the surviving corporation, all shares of each class of the capital stock of the successor corporation the Borrower formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to this clause (B) and clause (A) above being herein collectively called the "Stock Collateral");
               ----------------

          (ii) all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor).

          Section 4.  Cash Proceeds of Collateral.
                      ---------------------------

          (a)  Collateral Account.  The Lender may cause to be established at a
               ------------------
banking institution to be selected by the Lender a cash collateral account (the "Collateral Account"), which shall be a "securities account" (as defined in
 ------------------
Section 8-501 of the UCC) in respect of which the Lender shall be the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Lender pursuant hereto and into which the Grantors may from time to time deposit any additional amounts that any of them wishes to pledge to the Lender for the benefit of the Lender as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Lender shall remit the collected balance standing to the credit of the Collateral Account to or upon the order of the respective Grantor as such Grantor through the Borrower shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Lender may in its discretion apply or cause to be applied (subject to collection) the balance from time to time standing to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

          (b)  Proceeds of Accounts.  If so requested by the Lender at any time
               --------------------
after the occurrence and during the continuance of an Event of Default, Image2Web shall instruct all account debtors in respect of Accounts, Chattel Paper and General Intangibles and all obligors on

Instruments to make all payments in respect thereof either (a) directly to the Lender (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Lender) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Lender) under arrangements, in form and substance satisfactory to the Lender, pursuant to which Image2Web shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Lender for deposit into the Collateral Account. All payments made to the Lender, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, each Grantor agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Grantor shall, upon the request of the Lender, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Grantor for and as the property of the Lender and shall not be commingled with any other funds or property of such Grantor.

          (c)  Investment of Balance in Collateral Account.  The cash balance
               -------------------------------------------
standing to the credit of the Collateral Account shall be invested from time to time in such Permitted Investments as the respective Grantor through the Borrower (or, after the occurrence and during the continuance of a Default, the Lender) shall determine, which Permitted Investments shall be held in the name and be under the control of the Lender and credited to the Collateral Account, provided that at any time after the occurrence and during the continuance of an
--------
Event of Default, the Lender may in its discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09.

          Section 5.  Further Assurances; Remedies.  In furtherance of the grant
                      ----------------------------
of the pledge and security interest pursuant to Section 3, the Grantors hereby agree with the Lender for the benefit of the Lender as follows:

          5.01  Delivery and Other Perfection.  Each Grantor shall to the extent
                -----------------------------
applicable to the Collateral in which such Grantor purports to grant a security interest hereunder:

          (a) deliver to the Lender any and all Instruments constituting part of the Collateral in which such Grantor purports to grant a security interest hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Lender may request; provided, that so long as no Default shall have occurred and be
              --------
     continuing, such Grantor may retain for collection in the ordinary course any Instruments received by such Grantor in the ordinary course of its business and the Lender shall, promptly upon request of such Grantor through the Borrower, make appropriate arrangements for making any Instrument pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Lender, against trust receipt or like document);

          (b) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the judgment of the Lender to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Lender or its nominee (and the Lender agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Lender will thereafter promptly give to the respective Grantor copies of any notices and communications received by it with respect to the Stock Collateral pledged by such Grantor hereunder), provided that notices to account debtors in
                                 --------
     respect of any Accounts, Chattel Paper or General Intangibles and to obligors on Instruments shall be subject to the provisions of clause (c) below;

          (c) upon the occurrence and during the continuance of any Default, upon request of the Lender, promptly notify (and such Grantor hereby authorizes the Lender so to notify) each account debtor in respect of any Accounts, Chattel Paper, Instruments or General Intangibles of such Grantor that such Collateral has been assigned to the Lender hereunder, and that any payments due or to become due in respect thereof are to be made directly to the Lender;

          (d) without limiting the obligations of such Grantor under Section 5.04(c), upon the acquisition after the date hereof by such Grantor of any Equipment covered by a certificate of title or ownership, cause the Lender to be listed as the lienholder on such certificate of title and take such other steps as may be required under the law applicable to perfection of a security interest in such property to perfect such security interest, and within 120 days of the acquisition thereof deliver evidence of the same to the Lender;

          (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Lender may reasonably require in order to reflect the security interests granted by this Agreement; and

          (f) permit representatives of the Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lender to be present at such Grantor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Grantor with respect to the Collateral, all in such manner as the Lender may require.

          5.02  Other Financing Statements and Liens. Except as otherwise
                ------------------------------------
permitted under Section 7.02 of the Loan Agreement, without the prior written consent of the Lender, no Grantor shall (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Lender is not named as the sole secured party for the benefit of the Lender, or (b) cause or permit any Person other than the Lender to have "control" (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the UCC) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

          5.03  Preservation of Rights. The Lender shall not be required to
                ----------------------
take steps necessary to preserve any rights against prior parties to any of the Collateral.

          5.04  Special Provisions Relating to Certain Collateral.
                -------------------------------------------------

          (a)  Stock Collateral.
               ----------------

          (1) The Borrower will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of Image2Web then outstanding.

          (2) If any of the shares, securities, moneys or property required to be pledged by the Borrower under Section 3 are received by the Borrower, forthwith either (x) transfer and deliver to the Lender such shares or securities so received by the Borrower (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Lender, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Lender shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said Section 3.

          (3) So long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Loan Agreement or any other instrument or agreement referred to herein or therein, provided
                                                                    --------
that the Borrower agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Loan Agreement or any such other instrument or agreement; and the Lender shall execute and deliver to the Borrower or cause to be executed and delivered to the Borrower all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(a)(2).

          (4) Unless and until an Event of Default has occurred and is continuing, the Borrower shall be entitled to receive and retain any and all dividends and distributions on the Stock Collateral.

          (5) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Lender or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Loan Agreement or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Lender and retained by it in the Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Lender shall so request in writing, the Borrower agrees to execute and deliver to the Lender appropriate additional dividend, distribution and other orders and documents to that end, provided that if such
                                                         --------
Event of Default is cured, any such dividend or distribution theretofore paid to the Lender shall, upon request of the Borrower (except to the extent theretofore applied to the Secured Obligations), be returned by the Lender to the Borrower.

          (b)  Intellectual Property.
               ---------------------

          (1) For the purpose of enabling the Lender to exercise rights and remedies under Section 5.05 at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Image2Web hereby grants to the Lender, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Image2Web) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by Image2Web, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

          (2) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 5.01 of the Merger Agreement that limit the rights of Image2Web to dispose of their property, so long as no Event of Default shall have occurred and be continuing, Image2Web will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of Image2Web. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Lender shall from time to time, upon the request of Image2Web, execute and deliver any instruments, certificates or other documents, in the form so requested, that Image2Web through the Borrower shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Collateral, the Lender shall grant back to Image2Web the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 5.05 by the Lender shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by Image2Web in accordance with the first sentence of this clause (2).

          (3) Image2Web will furnish to the Lender from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral as the Lender may reasonably request, all in reasonable detail; and promptly upon request of the Lender, following receipt by the Lender of any statements, schedules or reports pursuant to this clause (3), modify this Agreement by amending Annexes 2, 3 and/or 4, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement.

          (c)  Motor Vehicles.
               --------------

          (1) Image2Web shall deliver to the Lender originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Lender listed as lienholder and take such other action as the Lender shall deem appropriate to perfect the security interest created hereunder in all such Motor Vehicles.

          (2) Without limiting the generality of the foregoing, upon the acquisition after the date hereof by Image2Web of any Motor Vehicle, Image2Web shall deliver to the Lender originals of the certificates of title or ownership for such Motor Vehicles, together with the manufacturer's statement of origin with the Lender listed as lienholder; provided, however, if the Motor Vehicle to
                                      --------
be acquired is subject to a purchase money security interest, the Lender shall be listed as a junior lienholder to the Person holding such purchase money security interest.

          (3) Without limiting Section 5.10, Image2Web hereby appoints the Lender as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of Image2Web title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by Image2Web to be retitled and the Lender listed as lienholder thereon, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, Image2Web as the Lender may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Lender a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Lender under Section 5.05). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

          (4) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

          5.05  Events of Default, Etc. During the period during which an Event
                ----------------------
of Default shall have occurred and be continuing:

          (a) each Grantor shall, at the request of the Lender, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Lender and such Grantor, designated in its request;

          (b) the Lender may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the fullest extent permitted by applicable law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lender were the sole and absolute owner thereof (and each Grantor agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Lender in its discretion may, in its name or in the name of the Grantors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (e) the Lender may, upon ten Business Days' prior written notice to the Grantors of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Lender or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Lender deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Grantors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and Image2Web shall supply to the Lender or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The Proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Lender in Section 5.04(b), shall be applied in the manner specified in Section 5.09.

          The Grantors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Grantors acknowledge that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

          5.06  Deficiency. If the proceeds of sale, collection or other
                ----------
realization of or upon the Collateral pursuant to Section 5.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Grantors shall remain jointly and severally liable for any deficiency to the extent the Grantors are obligated under this Agreement; provided, however, that notwithstanding anything to the contrary in the Loan Documents, the amount of the deficiency for which the Grantors are liable shall not exceed the excess of the amount of the Secured Obligations identified in clause (a) of such definition over the fair market value of the Collateral sold, collected or realized upon, as determined by an independent appraiser selected by the Borrower and the Lender.

          5.07  Locations; Names. Without at least 30 days' prior written
                ----------------
notice to the Lender, no Grantor shall change its location (as defined in Section 9-307 of the UCC) or change its name from the name shown as its current legal name on Annex 1.

          5.08  Private Sale. The Lender shall not incur any liability as a
                ------------
result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 conducted in a commercially reasonable manner. Each Grantor hereby waives any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

          5.09  Application of Proceeds. Except as otherwise herein expressly
                -----------------------
provided and except as provided below in this Section 5.09, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Lender under Section 4 or this Section 5, shall be applied by the Lender:

          First, to the payment of the costs and expenses of such collection,
          -----
     sale or other realization, including reasonable out-of-pocket costs and expenses of the Lender and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Lender in connection therewith;

          Next, to the payment in full of the Secured Obligations; and
          ----

          Finally, to the payment to the respective Grantors, or their
          -------
     respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

          5.10  Attorney-in-Fact. Without limiting any rights or powers granted
                ----------------
by this Agreement to the Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Lender is hereby appointed the attorney-in-fact of each Grantor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Lender shall be entitled under this
Section 5 to make collections in respect of the Collateral, the Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of any Grantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          5.11  Perfection. Prior to or concurrently with the execution and
                ----------
delivery of this Agreement, Image2Web shall (i) file such financing statements and other documents in such offices as the Lender may request to perfect the security interests granted by Section 3 of this Agreement, (ii) cause the Lender to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by such Grantor, (iii) execute and deliver such short form assignments or security agreements relating to Collateral consisting of the Intellectual Property as the Lender may reasonably request and the Borrower shall deliver to the Lender all certificates identified in Annex 3, accompanied by undated stock powers duly executed in blank. Without limiting the foregoing, Image2Web consents that UCC financing statements may be filed describing the Collateral as "all assets" or "all personal property" of Image2Web (provided that no such
                                                 --------
description shall be deemed to modify the description of Collateral set forth in
Section 3(a)).

          5.12  Termination. When all Secured Obligations shall have been paid
                -----------
in full and the Commitment of the Lender under the Loan Agreement shall have expired or been terminated, this Agreement shall terminate, and the Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Grantor and to be released and canceled all licenses and rights referred to in Section 5.04(b). The Lender shall also execute and deliver to the respective Grantor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Grantor to effect the termination and release of the Liens on the Collateral.

          5.13  Further Assurances. Each Grantor agrees that, from time to time
                ------------------
upon the written request of the Lender, such Grantor will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Agreement.

          5.14  Release of Motor Vehicles. So long as no Default shall have
                -------------------------
occurred and be continuing, upon the request of Image2Web, the Lender shall execute and deliver to Image2Web such instruments as Image2Web shall reasonably request to remove the notation of the Lender as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be
                             --------
delivered, and the release effective only upon receipt by the Lender of a certificate from Image2Web stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss) and any proceeds of such sale or casualty loss being paid to the Lender hereunder.

          Section 6.  Miscellaneous.
                      -------------

          6.01  Notices. All notices, requests, consents and demands hereunder
                -------
shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 9.01 of the Loan Agreement and shall be deemed to have been given at the times specified in said Section.

          6.02  No Waiver. No failure on the part of the Lender to exercise,
                ---------
and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          6.03  Amendments, Etc. The terms of this Agreement may be waived,
                ---------------
altered or amended only by an instrument in writing duly executed by each Grantor and the Lender. Any such amendment or waiver shall be binding upon the Lender and each holder of any of the Secured Obligations and each Grantor.

          6.04  Expenses. The Grantors jointly and severally agree to reimburse
                --------
the Lender for all reasonable costs and expenses incurred by the Lender (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Lender of any obligations of the Grantors in respect of the Collateral that the Grantors have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Lender in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 6.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

          6.05  Successors and Assigns. This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the respective successors and assigns of each Grantor and the Lender, (provided, however, that no Grantor shall assign or
                         --------
transfer its rights or obligations hereunder without the prior written consent of the Lender).

          6.06  Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          6.07  Governing Law. This Agreement shall be governed by, and
                -------------
construed in accordance with, the law of the State of New York.

          6.08  Captions. The captions and section headings appearing herein
                --------
are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          6.09  Agents and Attorneys-in-Fact. The Lender may employ agents and
                ----------------------------
attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          6.10  Severability. If any provision hereof is invalid and
                ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and
(b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                         MICROGRAFX, INC.



                         By ________________________
                           Name:
                           Title:



                         IMAGE2WEB, INC.



                         By ________________________
                           Name:
                           Title:



                         COREL CORPORATION
                          as Lender


                         By ________________________
                           Name:
                           Title:


                         By ________________________
                           Name:
                           Title: